UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2010

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)
Sterling Financial Corporation ("Sterling") hereby discloses that all necessary regulatory approvals have been received for the appointment of Robert C. Donegan to the Sterling Board of Directors.  The appointment had been subject to approval by Sterling's primary regulator, the Federal Reserve Bank of San Francisco, which has advised Sterling that it has no objection to the appointment.  Mr. Donegan will serve on the Audit Committee and the Compensation Committee.  The appointment became effective on October 20, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 21, 2010, Sterling held a Special Meeting of Shareholders (the "Special Meeting").  Sterling's shareholders approved each of the four proposals detailed in Sterling's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on September 22, 2010.

The proposals voted on by the shareholders at the Special Meeting were as follows:

FIRST:  Sterling's shareholders approved the amendment of Sterling's Restated Articles of Incorporation to increase the authorized number of shares of common stock from 750,000,000 to 10,000,000,000 shares, as set forth below:

Common	Shares Voted	Percent of Voted Common	Percent of Outstanding Common
For	640,848,680	95.86%	88.65%
Against	1,447,915	0.22%	0.20%
Abstain	193,288	0.03%	0.03%
Broker Non-Votes	26,042,731	3.90%	3.60%

Common on an as-converted basis	Shares Voted	Percent of Voted Common on an as- converted basis	Percent of Outstanding Common on an as- converted basis
For	3,579,466,220	99.23%	87.71%
Against	1,447,915	0.04%	0.04%
Abstain	193,288	0.01%	0.00%
Broker Non-Votes	26,042,731	0.72%	0.64%

SECOND:  Sterling's shareholders approved the conversion of Sterling's outstanding Series B Convertible Participating Voting Preferred Stock and Series D Convertible Participating Voting Preferred Stock into, and exercisability of Sterling's outstanding Warrants issued to affiliates of Thomas H. Lee Partners, L.P. and to Warburg Pincus Private Equity, X, L.P. for shares of Sterling common stock, as set forth below:

Common	Shares Voted	Percent of Voted Common	Percent of Outstanding Common
For	641,170,558	95.91%	88.69%
Against	1,077,505	0.16%	0.15%
Abstain	241,820	0.04%	0.03%
Broker Non-Votes	26,042,731	3.90%	3.60%

Common on an as-converted basis	Shares Voted	Percent of Voted Common on an as- converted basis	Percent of Outstanding Common on an as- converted basis
For	3,579,788,098	99.24%	87.72%
Against	1,077,505	0.03%	0.03%
Abstain	241,820	0.01%	0.01%
Broker Non-Votes	26,042,731	0.72%	0.64%

THIRD:  Sterling's shareholders approved the amendment of Sterling's Restated Articles of Incorporation to effect a reverse stock split of Sterling's common stock at a ratio to be determined by the Sterling Board of Directors between one-for-50 and one-for-125 shares of common stock, as set forth below:

Common	Shares Voted	Percent of Voted Common	Percent of Outstanding Common
For	664,217,390	99.35%	91.88%
Against	3,792,200	0.57%	0.52%
Abstain	523,024	0.08%	0.07%
Broker Non-Votes	-	0.00%	0.00%

Common on an as-converted basis	Shares Voted	Percent of Voted Common on an as- converted basis	Percent of Outstanding Common on an as- converted basis
For	3,602,834,930	99.88%	88.29%
Against	3,792,200	0.11%	0.09%
Abstain	523,024	0.01%	0.01%
Broker Non-Votes	-	0.00%	0.00%

FOURTH:  Sterling's shareholders approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 through 3, as set forth below:

Common	Shares Voted	Percent of Voted Common	Percent of Outstanding Common
For	635,954,451	95.13%	87.97%
Against	5,765,740	0.86%	0.80%
Abstain	769,692	0.12%	0.11%
Broker Non-Votes	26,042,731	3.90%	3.60%

Common on an as-converted basis	Shares Voted	Percent of Voted Common on an as- converted basis	Percent of Outstanding Common on an as- converted basis
For	3,574,571,991	99.10%	87.59%
Against	5,765,740	0.16%	0.14%
Abstain	769,692	0.02%	0.02%
Broker Non-Votes	26,042,731	0.72%	0.64%

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 22, 2010	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary, and
Principal Financial Officer